UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive Proxy Statement

☑     Definitive Additional Materials

☐     Soliciting Material Pursuant §240.14a-12

SONO-TEK CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed based on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

SONO-TEK CORPORATION

2012 Route 9W

Milton, New York 12547

SUPPLEMENT TO PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2020

Death of Director

Sono-Tek Corporation (the “Company”) recently learned of the death of one of the members of its Board of Directors, Samuel Schwartz, who died on July 17, 2020. The Company learned of Mr. Schwartz’s death after the Company had finalized the Proxy Statement for the 2020 Annual Meeting of Shareholders, which is being held virtually or in person at the Company’s offices in Milton, NY, on August 20, 2020.

Mr. Schwartz was standing for re-election to the Board of Directors at the 2020 Annual Meeting. Accordingly, his death affects Item 1 of the proposals to be voted on by shareholders at the Company’s 2020 Annual Meeting. In light of Mr. Schwartz’s death, the Company is filing herewith a revised Proxy Card without Mr. Schwartz’s name.

SONO-TEK CORPORATION
2012 ROUTE 9W, BLDG. 3
MILTON, NY 12547

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E82979-P27156

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONO-TEK CORPORATION

The Board of Directors recommends you vote FOR the following:

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Election of Directors Expiring Term 2022:

Nominees:

01) Dr. Donald F. Mowbray
02) Eric Haskell
03) Director Deceased
04) Carol O'Donnell

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	To ratify the appointment of Liggett & Webb, P.A., as the Company's independent auditors for the fiscal year ending February 28, 2021.	☐	☐	☐
3.	To cast an advisory vote on the compensation of the company's named executive officers.	☐	☐	☐

1 Year	2 Years	3 Years	Abstain
☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date